Exhibit 10.2



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                                                                    Exhibit 10.2


                  MDU Resources Group, Inc. Executive Officers
              Revised Change of Control Employment Agreement Chart


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Name                           Title
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Terry D. Hildestad             President and Chief Executive Officer, MDU
                               Resources Group, Inc.
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Vernon A. Raile                Executive Vice President, Treasurer and Chief
                               Financial Officer, MDU Resources Group, Inc.
------------------------------ ------------------------------------------------
William E. Schneider           President and Chief Executive Officer, Knife
                               River Corporation
------------------------------ ------------------------------------------------
John G. Harp                   President and Chief Executive Officer, MDU
                               Construction Services Group, Inc.
------------------------------ ------------------------------------------------
Steven L. Bietz                President and Chief Executive Officer, WBI
                               Holdings, Inc.
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David L. Goodin                President and Chief Executive Officer,
                               Montana-Dakota Utilities Co., Great Plains
                               Natural Gas Co. and Cascade Natural Gas Co.
------------------------------ ------------------------------------------------
Mark A. Del Vecchio            Vice President of Human Resources, MDU
                               Resources Group, Inc.
------------------------------ ------------------------------------------------
Nicole A. Kivisto              Controller, MDU Resources Group, Inc.
------------------------------ ------------------------------------------------
Cynthia J. Norland             Vice President of Administration, MDU
                               Resources Group, Inc.
------------------------------ ------------------------------------------------
Paul K. Sandness               General Counsel and Secretary, MDU Resources
                               Group, Inc.
------------------------------ ------------------------------------------------
Doran N. Schwartz              Vice President and Chief Accounting Officer,
                               MDU Resources Group, Inc.
------------------------------ ------------------------------------------------
John P. Stumpf                 Vice President - Strategic Planning, MDU
                               Resources Group, Inc.
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